SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 14, 2003

ALTERNATIVE RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-23940	38-2791069
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Hart Road, Suite 300, Barrington, IL. 60010
(Address of principal executive offices) (Zip code)

(Registrant’s telephone number, including area code) (847) 381-6701

Alternative Resources Corporation
Current Report of Form 8-K

Item 7.  Financial Statements and Exhibits.

(c)                                  Exhibits.

99.1                           Press release issued by Alternative Resources Corporation on November 14, 2003.

Item 12.  Results of Operations and Financial Condition.

On November 14, 2003, Alternative Resources Corporation issued a press release announcing its operating results for the quarter ended September 30, 2003.  A copy of the press release attached as Exhibit 99.1 is furnished pursuant to this    Item 12 in this Form 8-K.

The information in this Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K may only be incorporated by reference in another filing under the Securities Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALTERNATIVE RESOURCES CORPORATION

/s/ Steven Purcell
Steven Purcell
Date: November 19, 2003	Chief Financial Officer

Exhibit Index

Number	Description
99.1	Press release issued by Alternative Resources Corporation on November 14, 2003.